Prospectus supplement dated January 23, 2019
to the following prospectus(es):
The Best of America Advisor Variable Annuity prospectus dated May 1, 2014
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The Board of Directors of AB Variable Products Series Fund, Inc. approved the liquidation and termination of AllianceBernstein Variable Products Series Fund, Inc. – AB VPS Real Estate Investment Portfolio: Class A (the "Fund"). The liquidation of the Fund is expected to occur on or about April 24, 2019 (the "Liquidation Date"). Prior to the Liquidation Date and pursuant to the terms of your contract, you may transfer your allocations from the Fund to any investment option available in your contract.
Any remaining account value allocated to the Fund on the Liquidation Date will be transferred to the Fidelity Variable Insurance Products Fund – VIP Government Money Market Portfolio: Service Class 2.
PROS-0386
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